UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds
(Exact name of registrant as specified in charter)

475 Milan Drive, Suite #103
San Jose, CA 95134-2453

(Address of principal executive offices) (Zip code)

Malcolm R. Fobes III The Berkshire Funds 475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Name and address of agent for service)

1-408-526-0707
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

THE BERKSHIRE FUNDS

SEMI-ANNUAL REPORT

June 30, 2020

Berkshire Funds

BERKSHIRE FOCUS FUND (BFOCX)

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

This report is provided for the general information of the Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective Prospectus, which contains more complete information about the Berkshire Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 877.526.0707 or visit www.berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

FUND OVERVIEW
June 30, 2020 (unaudited)

PERFORMANCE COMPARISON (Average annual total returns as of 6/30/20)

	YTD(1)	1 Year	3 Year	5 Year	10 Year

Berkshire Focus Fund	29.01%	37.70%	33.03%	23.28%	21.97%

S&P 500® Index	–3.08%	7.51%	10.73%	10.73%	13.99%
Dow Jones Industrial Average	–8.43%	–0.54%	9.08%	10.62%	12.99%
Nasdaq Composite Index	12.67%	26.94%	19.14%	16.36%	18.25%

NET ASSETS
6/30/20	$550.9 Million

TOP TEN STOCK HOLDINGS(2)
Amazon.com, Inc.	9.55%
Apple, Inc.	8.92%
Microsoft Corp.	8.00%
Tesla, Inc.	6.13%
Shopify, Inc. (Class A)	6.10%
NVIDIA Corp.	4.89%
Square, Inc. (Class A)	4.49%
VanEck Vectors® Semiconductor ETF	4.01%
RingCentral, Inc. (Class A)	3.99%
Splunk, Inc.	3.86%

TOP TEN SECTORS(4)
Business Software & Services	28.48%
Internet Services	21.45%
Consumer Electronics	8.92%
IT Financial Services	7.53%
Communication Services	7.45%
Automobile Manufacturer	6.13%
Semiconductor	4.89%
Cybersecurity Equipment & Services	3.13%
Fitness & Leisure	2.97%
Specialty Retail	2.86%

NET ASSET VALUE
Net Asset Value Per Share	$35.53

(1)	Not annualized for periods of less than one full year.

(2)	Stated as a percentage of total net assets as of 6/30/20. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the fund’s current or future investments.

(3)	This chart assumes an initial investment of $10,000 made on 6/30/10. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(4)	Stated as a percentage of total net assets as of 6/30/20. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund’s current or future investments.

The Fund’s total annual operating expense ratio of 1.95% is reflective of the information disclosed in the Fund’s prospectus dated may 1, 2020. The total annual operating expense ratio may not agree to the expense ratio in this report due to the use of breakpoints and interest expense incurred.

This fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

Berkshire Focus Fund
Performance and Portfolio Discussion
6/30/2020

Dear Fellow Shareholders,

For the six-month period ended June 30, 2020, the Berkshire Focus Fund outperformed its primary benchmark index. The Fund generated a total return of +29.01% while the S&P 500® Index—which we consider to be the Fund’s primary benchmark index—produced a total return of –3.08% over the same period. For comparative purposes, the Dow Jones Industrial Average posted a return of –8.43% and the Nasdaq Composite Index generated a return of +12.67% during the first half. A $10,000 investment in our Fund over 10 years starting on June 30, 2010 grew to $72,879. This was a +21.97% average annual compounded return. A $10,000 investment in the S&P 500® over the same period grew to $37,031. This was a +13.99% average annual compounded return.

U.S. stock markets advanced throughout much of the first half of the quarter, helped by the signing of “phase one” of the trade deal between U.S. and China on January 15. A benign interest rate environment, coupled with positive economic data and a better-than-expected fourth quarter earnings season also provided a positive backdrop for U.S. equities. As the first quarter of 2020 progressed, however, the appearance of a novel strain of coronavirus (“COVID-19”) began to spread from China to many other countries across the globe. Evidence that the virus was spreading quickly, led to an unprecedented sell-off with the speed and magnitude of historic proportions. After learning the COVID-19 crisis was growing across the U.S., many cities and states issued lock-down or “shelter in place” orders. In addition, oil prices plummeted after Saudi Arabia and Russia engaged in an all-out price war, and U.S. Treasury yields dropped to historically low levels—all in the span of just a few weeks. The closures of schools, restaurants and retail stores, along with the disruption of corporate supply chains, caused a demand shock which dramatically slowed economic activity. Major stock market indexes sold-off sharply in late February and early March as COVID-19 cases mounted in the U.S. and overseas. Stocks began to regain their footing in late March after the Federal Reserve took unprecedented action to support the economy. The Fed acted swiftly by cutting its target interest rate to zero and launched a massive $700 billion quantitative easing program. U.S. stock markets rebounded strongly into the end of the period after the administration and Congress passed the $2.2 trillion CARES Act, an economic stimulus bill which the President signed into law on March 27.

Equity markets experienced strong gains in the second quarter as progress was made in April and May in the battle against the coronavirus. Infection rates, hospitalizations and deaths began to decline in the hardest-hit areas of the U.S. by early April. The Fed’s extensive economic stimulus program was beginning to take hold and the nation’s Governors began the gradual re-opening of businesses. The NASDAQ Composite Index reached record highs after technology companies experienced a rapid acceleration in demand from remote workforces and learning from home. Stocks continued to rally in May, despite reports second quarter GDP plunged by a worst-ever 32.9% amid the virus-induced economic shutdown. In June, a resurgence of the coronavirus in the U.S. weighed on investor sentiment after the national daily diagnosed cases reached new highs. As the quarter came to an end, Governors announced either reversals or delays in their re-opening plans and U.S. equity markets remained range-bound.

Looking at the portfolio, our investments in Amazon (AMZN), Apple (AAPL), Microsoft (MSFT), NVIDIA (NVDA), Shopify (SHOP) and Tesla (TSLA) were all contributors to the Fund’s performance. Some of our investments hindered the Fund’s performance—these included Lam Research (LRCX), Marvell Technology (MRVL), Mastercard (MA) and Roku (ROKU). New significant additions to the portfolio in the first half were Coupa Software (COUP), CrowdStrike Holdings (CRWD), Datadog (DDOG), Lululemon (LULU), PayPal Holdings (PYPL), Pelaton Interactive (PTON), RH (RH), Splunk (SPLK), Square (SQ), Twilio (TWLO) and Zoom Video Communications (ZM).

Thank you for your confidence and continued investment in the Berkshire Focus Fund.

Malcolm R. Fobes III
Chairman and Chief Investment Officer

Financial Statements
(unaudited)
6/30/2020

PORTFOLIO OF INVESTMENTS
June 30, 2020 (unaudited)

Shares		Value

	COMMON STOCKS – 95.95%	$528,673,114
	(Cost $453,885,828)

	AEROSPACE – 0.00%	163
10	Virgin Galactic Holdings, Inc.*	163

	APPAREL RETAIL – 2.14%	11,790,858
37,790	Lululemon Athletica, Inc.* (Canada)	11,790,858

	AUTOMOBILE MANUFACTURER – 6.13%	33,765,659
31,270	Tesla, Inc.*	33,765,659
	BUSINESS SOFTWARE & SERVICES – 28.48%	156,903,823
39,120	Adobe, Inc.*	17,029,327
10	Alteryx, Inc. (Class A)*	1,643
10	Atlassian Corporation PLC (Class A)* (United Kingdom)	1,803
69,420	Coupa Software, Inc.*	19,232,117
185,430	Datadog, Inc. (Class A)*	16,123,139
10	DocuSign, Inc.*	1,722
216,550	Microsoft Corp.	44,070,091
10	MongoDB, Inc. (Class A)*	2,263
10	Paycom Software, Inc.*	3,097
10	Paylocity Holding Corp.	1,459
10	Salesforce.com, Inc.*	1,873
10	ServiceNow, Inc.*	4,051
106,910	Splunk, Inc.*	21,243,017
45,740	The Trade Desk, Inc. (Class A)*	18,593,310
93,850	Twilio, Inc. (Class A)*	20,592,567
10	Veeva Systems, Inc. (Class A)*	2,344

	CHINA INTERNET SERVICES – 0.00%	2,759
10	Alibaba Group Holding Ltd. – ADR*	2,157
10	JD.com, Inc. – ADR*	602

	COMMUNICATION SERVICES – 7.45%	41,048,085
77,100	RingCentral, Inc. (Class A)*	21,974,271
75,230	Zoom Video Communications, Inc.*	19,073,814

	CONSUMER ELECTRONICS – 8.92%	49,143,373
134,710	Apple, Inc.	49,142,208
10	Roku, Inc. (Class A)*	1,165

	CYBERSECURITY EQUIPMENT & SERVICES – 3.13%	17,244,862
171,930	CrowdStrike Holdings, Inc. (Class A)*	17,242,860
10	Okta, Inc. (Class A)*	2,002

	FITNESS & LEISURE – 2.97%	16,376,062
283,470	Peloton Interactive, Inc. (Class A)*	16,376,062

	HEALTH CARE DIAGNOSTICS – 0.00%	4,054
10	Dexcom, Inc.*	4,054

	*non-income producing
	ADR – american depositary receipt

	(see accompanying notes to financial statements)

PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2020 (unaudited)

Shares		Value

	INTERNET SERVICES – 21.45%	$118,214,190
10	Alphabet, Inc. (Class A)*	14,181
19,080	Amazon.com, Inc.*	52,638,286
10	Chewy, Inc. (Class A)*	447
16,130	MercadoLibre, Inc.* (Argentina)	15,900,470
35,180	Netflix, Inc.*	16,008,307
35,430	Shopify, Inc. (Class A)* (Canada)	33,630,156
10	Spotify Technology S.A. (Luxembourg)	2,582
100	Wayfair, Inc. (Class A)*	19,761

	INTERNET SOCIAL MEDIA – 0.00%	2,271
10	Facebook, Inc. (Class A)*	2,271

	IT FINANCIAL SERVICES – 7.53%	41,473,385
10	Global Payments, Inc.	1,696
10	Mastercard, Inc.	2,957
96,150	PayPal Holdings, Inc.*	16,752,214
235,530	Square, Inc. (Class A)*	24,716,518

	SEMICONDUCTOR – 4.89%	26,954,770
10	Advanced Micro Devices, Inc.*	526
10	Inphi Corp.*	1,175
10	Intel Corp.	598
10	Lattice Semiconductor Corp.*	284
10	Marvell Technology Group Ltd. (Bermuda)	351
10	Micron Technology, Inc.*	515
70,930	NVIDIA Corp.	26,947,016
10	Qorvo, Inc.*	1,105
10	QUALCOMM, Inc.	912
10	Skyworks Solutions, Inc.	1,279
10	Taiwan Semiconductor Manufacturing Company Ltd. – ADR	568
10	Western Digital Corp.	441

	SEMICONDUCTOR EQUIPMENT – 0.00%	8,364
10	Applied Materials, Inc.	604
10	ASML Holding N.V. – ADR	3,680
10	Lam Research Corp.	3,235
10	Teradyne, Inc.	845

	SPECIALTY RETAIL – 2.86%	15,740,436
63,240	RH*	15,740,436

	EXCHANGE TRADED FUNDS – 4.01%	22,083,604
	(Cost $20,315,770)
10	Invesco QQQ ETF	2,476
144,510	VanEck Vectors® Semiconductor ETF	22,081,128

	TOTAL INVESTMENT SECURITIES – 99.96%	550,756,718
	(Cost $474,201,598)

	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.04%	230,120

	NET ASSETS – 100.00%	$550,986,838
	Equivalent to $35.53 per share

	*non-income producing
	ADR – american depositary receipt

	(see accompanying notes to financial statements)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2020 (unaudited)

ASSETS
Investment securities:
At cost	$474,201,598
At value	$550,756,718
Cash	10,000
Receivable for dividends	20
Receivable for securities sold	21,284,121
Receivable for capital shares sold	565,256
Total Assets	572,616,115

LIABILITIES
Payable for securities purchased	20,258,893
Payable for capital shares redeemed	413,761
Payable to affiliate (Note 5)	821,546
Payable to custodian	135,077
Total Liabilities	21,629,277

NET ASSETS	$550,986,838

Net assets consist of:
Paid-in capital	$411,604,802
Total distributable earnings	139,382,036
Net Assets	$550,986,838

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	15,507,713

Net asset value and offering price per share	$35.53

Minimum redemption price per share*	$34.82

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days or less of purchase.

(see accompanying notes to financial statements)

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2020 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $23,829)	$669,837
Total investment income	669,837

EXPENSES
Investment advisory fees (Note 5)	3,054,716
Administration fees (Note 5)	875,850
Interest expense	9,697
Total Expenses	3,940,263

NET INVESTMENT LOSS	(3,270,426)

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
Net realized gain from security transactions	66,337,501
Net change in unrealized appreciation on investments	49,788,519

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS	116,126,020

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$112,855,594

(see accompanying notes to financial statements)

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 2020 (unaudited) and December 31, 2019

	Six Months	Year
	Ended	Ended
	6/30/20	12/31/19
	(unaudited)
FROM OPERATIONS:
Net investment loss	$(3,270,426)	$(4,265,417)
Net realized gains from security transactions	66,337,501	60,863,379
Net change in unrealized appreciation on investments	49,788,519	13,708,186
Net increase in net assets from operations	112,855,594	70,306,148

FROM DISTRIBUTIONS:
Distributions	–	(40,819,831)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	255,743,819	247,758,129
Proceeds from reinvested distributions	–	40,585,870
Proceeds from redemption fees (Note 6)	822,583	597,247
Payments for shares redeemed	(146,104,275)	(142,724,273)
Net increase in net assets from capital share transactions	110,462,127	146,216,973

TOTAL INCREASE IN NET ASSETS	223,317,721	175,703,290

NET ASSETS:
Beginning of period	327,669,117	151,965,827
End of period	$550,986,838	$327,669,117

CAPITAL SHARE ACTIVITY:
Shares sold	8,791,166	8,591,618
Shares reinvested	–	1,455,212
Shares redeemed	(5,179,692)	(4,956,267)
Net increase in shares outstanding	3,611,474	5,090,563
Shares outstanding, beginning of period	11,896,239	6,805,676
Shares outstanding, end of period	15,507,713	11,896,239

(see accompanying notes to financial statements)

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/20		12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
	(unaudited)
NET ASSET VALUE,
BEGINNING OF PERIOD	$27.54		$22.33	$21.47	$18.11	$18.19	$17.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.24)		(0.45)	(0.31)	(0.35)	(0.23)	(0.36)
Net realized and unrealized gains
on investments	8.17		9.51	2.36 (b)	8.37	0.16	2.69
Total from investment operations	7.93		9.06	2.05	8.02	(0.07)	2.33

Proceeds from redemption fees	0.06		0.06	0.08	0.00 (f)	0.01	.0.01

LESS DISTRIBUTIONS:
Distributions from net realized gains	0.00		(3.91)	(1.27)	(4.66)	(0.02)	(1.73)
Total distributions	0.00		(3.91)	(1.27)	(4.66)	(0.02)	(1.73)

NET ASSET VALUE,
END OF PERIOD	$35.53		$27.54	$22.33	$21.47	$18.11	$18.19

TOTAL RETURN (c)	29.01	%(g)	40.63%	10.02%	44.07%	(0.31%)	13.32%

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (thousands)	$550,987		$327,669	$151,966	$74,564	$52,379	$68,945

Ratio of expenses to average net assets(d)	1.93	%(h)	1.95%	1.97%	2.02%	2.01%	1.99%
Ratio of net investment loss to
average net assets	(1.61	%)(h)	(1.56%)	(1.20%)	(1.54%)	(1.37%)	(1.88%)

Portfolio turnover rate(e)	753.5	%(g)	980.3%	595.6%	385.0%	442.8%	455.6%

(a) Net investment loss was calculated using the average shares outstanding method.

(b) Net realized and unrealized gain on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized gain on investments in the Statement of Operations.

(c) Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.

(d) The ratio of expenses to average net assets includes federal excise tax and interest expense. The ratios excluding federal excise tax and interest expense would be 1.92%, 1.95%, 1.96%, 1.99%, 2.00% and 1.99%, respectively.

(e) Portfolio turnover is greater than most funds due to the investment style of the Fund.

(f) Less than $0.005 per share.

(g) Not annualized for periods of less than one full year.

(h) Annualized for periods of less than one full year.

(see accompanying notes to financial statements)

NOTES TO FINANCIAL STATEMENTS
June 30, 2020 (unaudited)

1. Organization

     The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies

     The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The following is a summary of the Trust’s significant accounting policies:

Cash — The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits.

     Securities valuation — The Fund’s portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Generally, if the security is traded in an active market and is valued at its last sales price, the security is categorized as a Level 1 security (described below), and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a Level 2 security. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees and are categorized in Level 1, 2, or level 3 when appropriate.

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the

NOTES TO FINANCIAL STATEMENTS
June 30, 2020 (unaudited)

assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Business Software & Services	$156,903,823	–	–	$156,903,823
Internet Services	118,214,190	–	–	118,214,190
Consumer Electronics	49,143,373	–	–	49,143,373
IT Financial Services	41,473,385	–	–	41,473,385
Communication Services	41,048,085	–	–	41,048,085
Automobile Manufacturer	33,765,659	–	–	33,765,659
Semiconductor	26,954,770	–	–	26,954,770
Cybersecurity Equipment & Services	17,244,862	–	–	17,244,862
Fitness & Leisure	16,376,062	–	–	16,376,062
Specialty Retail	15,740,436	–	–	15,740,436
Apparel Retail	11,790,858	–	–	11,790,858
Semiconductor Equipment	8,364	–	–	8,364
Health Care Diagnostics	4,054	–	–	4,054
China Internet Services	2,759	–	–	2,759
Internet Social Media	2,271	–	–	2,271
Aerospace	163	–	–	163
Total Common Stocks	528,673,114	–	–	528,673,114
Exchange Traded Funds	22,083,604	–	–	22,083,604
Total Investment Securities	$550,756,718	–	–	$550,756,718

     The Fund did not hold any Level 3 securities during the six month period ended June 30, 2020. The Fund did not hold any derivative instruments during the reporting period.

     Investment income — Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued as earned.

     Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

NOTES TO FINANCIAL STATEMENTS
June 30, 2020 (unaudited)

Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

     Security transactions — Security transactions are accounted for on the trade date for financial reporting purposes. Securities sold are determined on a specific identification basis.

     Estimates — The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     Federal income tax — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     As of and during the six month period ended June 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

     Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. Effective September 30, 2019, the Fund has elected a tax year-end of September 30. For the tax period ended September 30, 2019 and the fiscal year December 31, 2019, the following permanent adjustments were recorded. Such adjustments were attributed to the usage of equalization for tax purposes:

Paid-in capital	$8,367,815
Total distributable earnings	(8,367,815)

NOTES TO FINANCIAL STATEMENTS
June 30, 2020 (unaudited)

3. Investment Transactions

     Purchases and sales of investment securities (excluding short-term instruments) for the six month period ended June 30, 2020 were $3,207,250,920 and $3,099,682,914, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information

     For Federal income tax purposes, as of December 31, 2019, the cost of investments, and gross appreciation/depreciation was as follows:

Federal income tax cost	$308,549,939
Gross unrealized appreciation	$27,887,834
Gross unrealized depreciation	(9,366,718)
Net unrealized appreciation	$(18,521,116

     The cost basis of investments for tax and financial reporting purposes differed primarily due to wash sales.

     There was no distribution paid during the six month period ended June 30, 2020. Also, there was a long-term capital gains distribution and a short-term capital gains distribution paid in the amounts of $5,493,687 and $35,326,144, respectively, during the year ended December 31, 2019. Short-term capital gain distributions are considered ordinary income distributions for tax purposes.

     As of the tax period ended September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$35,326,146
Undistributed long-term gains	5,493,682
Net unrealized depreciation	(9,856,228)
Total distributable earnings	$30,963,600

5. Related Party Transactions, Investment Advisory and Administrative Fees

     Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were not paid any Trustee fees and expenses directly by Berkshire Capital during the six month period ended June 30, 2020.

     The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund.

NOTES TO FINANCIAL STATEMENTS
June 30, 2020 (unaudited)

Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed except for interest and taxes. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the six month period ended June 30, 2020, Berkshire Capital was paid an investment advisory fee of $3,054,716 and an administration fee of $875,850 from the Fund. The amount due to Berkshire Capital for these fees at June 30, 2020 totaled $821,546.

6. Redemption Fee

The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the six month period ended June 30, 2020, proceeds from redemption fees were $822,583.

7. Beneficial Ownership

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2020, National Financial Services Corp. beneficially owned, in aggregate, 56.39% of the Fund.

8. Concentration of Sector Risk

     If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2020, the Fund had 28.48% of the value of its net assets invested in stocks within the Business Software & Services sector.

NOTES TO FINANCIAL STATEMENTS
June 30, 2020 (unaudited)

9. COVID-19 Risks

     Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

10. Subsequent Events

     In preparing these financial statements, management has performed an evaluation of subsequent events after June 30, 2020 through the date these financial statements were issued and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

ADDITIONAL INFORMATION (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, administrative fees and interest expense. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on January 1, 2020 and held through June 30, 2020.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes advisory fees, administrative fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

ADDITIONAL INFORMATION (unaudited)

hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges by Mutual Shareholder Services, LLC as described above, or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2020 to
	January 1, 2020	June 30, 2020	June 30, 2020
Actual	$1,000.00	$1,290.12	$10.99

Hypothetical	$1,000.00	$1,015.27	$9.67
(5% annual return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.93%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

OTHER INFORMATION

Proxy Voting Guidelines

Berkshire Capital Holdings, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-877-526-0707. They are also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. Copies of the Fund’s Forms N-PORT are also available, without charge, by calling the Fund toll free 1-877-526-0707.

ADDITIONAL INFORMATION (unaudited)

PROXY VOTING RESULTS

On August 21, 2020, a special meeting of the shareholders of the Fund was held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 for the following purpose:

1. To elect the following three individuals as Trustees.

Below are the affirmative voting results from the special meeting, at which each Trustee listed below was elected:

	For	Witheld
(1.1) Andrew W. Broer:	12,142,896	771,060
(1.2) Peter M. Robinson:	12,137,656	776,298
(1.3) David A. White:	12,186,361	727,596

Board of Trustees
Malcolm R. Fobes III, Chairman
Andrew W. Broer
Peter M. Robinson
David A. White

Investment Adviser
Berkshire Capital Holdings, Inc.
475 Milan Drive
Suite #103
San Jose, CA 95134

Counsel
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite #800
Cleveland, OH 44115

Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Distributor
Arbor Court Capital, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Custodian
Huntington National Bank
41 South High Street
Columbus, OH 43287

Website
www.berkshirefunds.com

© Copyright 2020. The Berkshire Funds | All rights reserved.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Not applicable. Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds By /s/ Malcolm R. Fobes III Malcolm R. Fobes III President and Treasurer

Date 9/3/20

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Malcolm R. Fobes III Malcolm R. Fobes III President and Treasurer

Date 9/3/20